Copies to:  R.J. Pures
                                                                   S.S. Connor
                                                                   D. Celestini
                                                                   W. Frantel
                                                                   G. Byrnes
                                                                   C. Czar
                                                                   J. Sweeney
                                                                   J. Monaghan

                                                               FYI:   K. Giesler

                               As of March 1, 1997

CareAdvantage, Inc.
Metropolitan Corporate Plaza
485-C Route 1 South
Iselin, New Jersey 08830-3037

Allied Health Group, Inc.
3106 Commerce Parkway
Miramar, Florida 33025

           Re:  Administrative Service Agreement

Ladies and Gentlemen:

      Reference is made to the Administrative Service Agreement dated as of January 2, 1997 (the "Agreement") by and between Medigroup of New Jersey, Inc., d/b/a HMO Blue ("HMO Blue"), and Allied Health Group, Inc. ("Allied"). Capitalized terms used and not otherwise herein defined have the meanings ascribed to such terms in the Agreement.

      This will confirm our understanding that anything to the contrary contained in the Agreement notwithstanding, each monthly Capitation Payment will be paid as follows:

      (i.) the fifteen percent (15%) of each monthly Capitation Payment described in Section 5.2(1)(a) of the Agreement as subject to retention by Allied (each such amount, a "Fee") will be paid as described in clause (i) of the next following paragraph; and

      (ii.) the remainder of each monthly Capitation Payment will be placed in the Capitated Pool as contemplated by the Agreement or as otherwise agreed by HMO Blue and Allied.

In addition, in view of the services rendered by CareAdvantage, Inc. ("CAI") in connection with the negotiation and implementation of the Agreement and the advisory and other services to be rendered in connection with the Agreement as described in Appendix A hereto, this will confirm our understanding that, subject to the penultimate paragraph of this letter, during the term of the Agreement:

      (i.)  HMO Blue will pay each Fee to CAI;

      (ii.) of each Fee, CAI will retain (x) prior to the first full month during which Participants include at least 100,000 (Administrative Services Only" members of HMO Blue (the "Step-Up Month"). an amount equal to two-fifteenths (2/15) of the Fee, and (y) during and after the Step-Up Month, an amount equal to three-fifteenths (3/15) of the Fee (in each case, the "CAI Retention Amount");

      (iii.) in addition to the CAI Retention Amount, CAI will retain from each Fee an amount equal to three-thirtieths (3/10) of the Fee (the "CAI Risk Amount"), such amount to be applied, if and to the extent necessary, to satisfy CAI's obligations under clause (vi) of this paragraph;

      (iv.) all amounts paid to CAI under clause (i) of this paragraph, other than the CAI Retention Amount and the CAI Risk Amount, will be paid immediately by CAI to Allied;

      (v.) anything to the contrary set forth in Section 5.2(1)(a) of the Agreement notwithstanding. Allied will be entitled to retain as compensation each month an amount equal to the applicable Fee less the CAI Retention Amount and the CAI Risk Amount; and

      (vi.) in the event that Allied is required to make any payment to HMO Blue pursuant to Section 5.2(1)(b)(iii) of the agreement, CAI will immediately pay to Allied one-half (1/2) of any amount so paid by Allied, but not more than the CAI Risk Amount for the applicable period.

      By executing this letter, Allied agrees to accept as payment from HMO Blue under the Agreement any and all amounts paid to Allied by CAI as described in clause (iv) of the preceding paragraph, it being understood that, except to the extent that Allied actually receives funds from CAI pursuant to this letter, nothing herein contained will be deemed to affect in any way the respective obligations of HMO Blue and Allied under the Agreement. HMO Blue fully and unconditionally guarantees the obligations of CAI hereunder, including, without limitation, the obligations specified in the immediately preceding paragraph.

      The agreement represented by this letter is terminable:

      (i.) by HMO Blue at any time, (A) in the event that CAI fails in any material respect to perform any of its obligations hereunder, (B) in the event that, in HMO Blue's judgement, reasonable grounds for insecurity exist with respect to the performance by CAI of any of its obligations hereunder or (C) pursuant to mutual agreement with CAI, in each case, upon notice to Allied and CAI; and

      (ii.) by Allied at any time, in the event that CAI fails in any material respect to perform any of its obligations hereunder, upon notice to CAI and HMO Blue; provided that (x) the obligations of the parties arising prior to the effective date of termination will survive any such termination. (y) from and after the effective date of any such termination, this letter will be of no force or effect for purposes of determining the respective rights and obligations of Allied and HMO Blue arising thereafter under the Agreement and (z) in the event that the agreement represented by this letter is terminated by Allied, then Allied will pay to CAI (A) Immediately out of each Fee received by Allied under the Agreement, an amount that would, if this letter agreement were still in effect, be equal to the CAI Retention Amount for the applicable month and (B) immediately following any determination made pursuant to Section 5.2(1)(b)(iii) of the Agreement (regarding payments that may be required to be made by Allied to HMO Blue or by HMO Blue to Allied) one-half (1/2) of the amount, if any, by which three percent (3%) of aggregate Capitation Payments during the applicable Calculation Period exceeds the amount, if any, then required to be paid by Allied to HMO Blue pursuant to said Section 5.2(1)(b)(iii).

      If the foregoing accurately expresses our understanding, please so indicate by signing the enclosed copy of this letter and returning it to the undersigned.

                                              Very truly yours,

                                              MEDIGROUP OF NEW JERSEY, INC.

                                                d/b/a  HMO Blue

                                              By:  /s/John A. Sweeney
                                                --------------------------------
                                                  Name:  John A. Sweeney
                                                  Title: Treasurer

Accepted and agreed:

CAREADVANTAGE, INC.

By: /s/Thomas P. Riley
   --------------------------------
    Name:  Thomas P. Riley
    Title: President and CEO

ALLIED HEALTH GROUP, INC.

By: /s/Lawrence Schimmel, M.D.
   --------------------------------
    Name:  Lawrence Schimmel, M.D.
    Title: Principal

                                   APPENDIX A

CAI will provide to Allied and HMO Blue, at the request of Allied and at such reasonable times and places as shall be mutually acceptable to CAI and Allied or to CAI and HMO Blue, as the case may be, advice and consultation with respect to the following:

            (i) methods of inpatient care management to enhance inpatient savings and to develop care management protocols:

            (ii) the adoption of efficient inpatient care management practices on a specialty specific basis;

            (iii) the development of specialty advisory committees and/or steering committees by Allied and HMO Blue;

            (iv) disease management in selected specialties, including but not limited to oncology, asthma and selected cardio vascular diseases; and

            (v) case management programs to broaden the number of members on a specialty specific basis.

                          MEDIGROUP OF NEW JERSEY, INC.
                              Three Penn Plaza East
                            Newark, New Jersey 07105

                                  June 13, 1997

CareAdvantage, Inc.
Metropolitan Corporate Plaza
485-C Route 1 South
Iselin, New Jersey 08830-3037

      Re: Administrative Service Agreement

Ladies and Gentlemen:

      Reference is made to the Administrative Service Agreement dated as of January 2, 1997 by and between Medigroup of New Jersey, Inc., d/b/a HMO Blue ("HMO Blue"), and Allied Health Group, Inc. ("Allied"), the related letter agreement dated as of March 1, 1997 by and among HMO Blue, Allied and CareAdvantage, Inc. ("CAI") (the "Letter Agreement") and the related letter agreement dated as of March 1, 1997 by and between HMO Blue and CAI (the "HMO/CAI Letter").

      The HMO/CAI Letter provides, pursuant to clause (i)(C) of the penultimate paragraph of the Letter Agreement, that HMO Blue may, in its sole discretion, terminate the Letter of Agreement in the event that Blue Cross and Blue Shield of New Jersey, Inc. ("BCBSNJ"), CAI and the other parties to that certain Services Agreement dated as of February 22, 1996 (the "Services Agreement") have not on or prior to April 1, 1997, entered into an amended and restated Services Agreement satisfactory to BCBSNJ in its sole discretion. The parties hereto hereby further acknowledge that CAI, BCBSNJ and the other parties thereto are only today entering into an amended and restated Services Agreement.

      Based upon the foregoing and for other good and valuable consideration, this letter confirms our understanding and agreement that HMO Blue may continue to have the right, in its sole discretion, to terminate the Letter Agreement at any time, the parties' entry today into an amended and restated Services Agreement notwithstanding.

CareAdvantage, Inc.
June 13, 1997
Page 2

      If the foregoing accurately expresses our understanding, please so indicate by signing the enclosed copy of this letter and returning it to the undersigned.

                                            Very truly yours,

                                            MEDIGROUP OF NEW JERSEY, INC.
                                            d/b/a HMO BLUE

                                            By:  /s/John A. Sweeney
                                                --------------------------------
                                                Name:  John A. Sweeney
                                                Title: Treasurer

Accepted and agreed:

CAREADVANTAGE, INC.

By:  /s/Richard W. Freeman, M.D.
   --------------------------------
    Name:  Richard W. Freeman
    Title: Senior Vice President

                          MEDIGROUP OF NEW JERSEY, INC.
                              Three Penn Plaza East
                            Newark, New Jersey 07105

                               As of March 1, 1997

CareAdvantage, Inc.
Metropolitan Corporate Plaza
485-C Route 1 South
Iselin, New Jersey 08830-3037

      Re: Administrative Service Agreement

Ladies and Gentlemen:

      Reference is made to the Administrative Service Agreement dated as of January 2, 1997 by and between Medigroup of New Jersey, Inc., d/b/a HMO Blue ("HMO Blue"), and Allied Health Group, Inc. ("Allied"), and the letter agreement dated as of March 1, 1997 by and among HMO Blue, Allied and CareAdvantage, Inc. ("CAI") relating thereto (the "Letter Agreement").

      This confirms our understanding and agreement, pursuant to clause (i)(C) of the penultimate paragraph of the Letter Agreement, that HMO Blue may, in its sole discretion, terminate the Letter Agreement in the event that Blue Cross and Blue Shield of New Jersey, Inc. ("BCBSNJ"), CAI and the other parties to that certain Services Agreement dated as of February 22, 1996 (the "Services Agreement") have not on or prior to April 1, 1997, entered into an amended and restated Services Agreement satisfactory to BCBSNJ in its sole discretion.

      If the foregoing accurately expresses our understanding, please so indicate by signing the enclosed copy of this letter and returning it to the undersigned.

                                            Very truly yours,

                                            MEDIGROUP OF NEW JERSEY, INC.
                                            d/b/a HMO BLUE

                                            By:  /s/John A. Sweeney
                                                --------------------------------
                                                Name:  John A. Sweeney
                                                Title: Treasurer

Accepted and agreed:

CAREADVANTAGE, INC.

By:  /s/Thomas P. Riley
   --------------------------------
   Name:  Thomas P. Riley
   Title: President/Chief Executive Officer